Exhibit 10.1

JOINDER TO SPONSOR SUPPORT AGREEMENT

THIS JOINDER to that certain Sponsor Support Agreement, dated as of March 11, 2024 (as amended from time to time, the “Sponsor Support Agreement”), by and among Rigel Resource Acquisition Holding LLC, a Cayman Islands limited liability company (the “Sponsor Holdco”), the Persons set forth on Schedule I thereto (such Persons together with the Sponsor Holdco, each, a “Sponsor” and, together, the “Sponsors”), Rigel Resource Acquisition Corp, a Cayman Islands exempted company (“Rigel”), Aurous Resources (f/k/a RRAC Newco), a Cayman Islands exempted company (“Newco”), Blyvoor Gold Resources Proprietary Limited, a South African private limited liability company (“Blyvoor Resources”), and Blyvoor Gold Operations Proprietary Limited, a South African private limited liability company (“Tailings”, together with Blyvoor Resources, each a “Target Company” and, together, the “Target Companies”), is made and entered into as of October 17, 2024 by and among Rigel, the Target Companies, the Sponsor Holdco, Orion Mine Finance GP III LP, a Cayman Islands limited partnership (“Orion Mine Finance GP”), and Orion Mine Finance Fund III LP, a Cayman Islands exempted limited partnership (“Orion Mine Finance”). Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Sponsor Support Agreement.

WHEREAS, (a) each of Orion Mine Finance GP and Orion Mine Finance owns, has rights to acquire, or is the beneficial owner of, Rigel Securities, (b) the parties to the Business Combination Agreement and the Sponsor Support Agreement desire each of Orion Mine Finance GP and Orion Mine Finance to become a party to the Sponsor Support Agreement in connection with such requesting parties’ entry into an Omnibus Amendment to the Business Combination Agreement and Sponsor Support Agreement, dated as of the date of this Joinder and (c) each of Orion Mine Finance GP and Orion Mine Finance agrees to become a party to the Sponsor Support Agreement as a “Sponsor” thereunder in accordance with the terms hereof; and

WHEREAS, Section 3.6 of the Sponsor Support Agreement provides that the Sponsor Support Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Rigel, the Target Companies and the Sponsor Holdco.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. Each of Orion Mine Finance GP and Orion Mine Finance hereby agrees that upon execution of this Joinder, it shall become a party to the Sponsor Support Agreement as a “Sponsor” thereunder and shall be fully bound by, and subject to, all of the applicable covenants, terms and conditions of the Sponsor Support Agreement with the same force and effect as though an original party thereto and shall be deemed a Sponsor for all such purposes thereof. Each reference to a Sponsor in the Sponsor Support Agreement shall, from and after the date hereof, be deemed to include each of Orion Mine Finance GP and Orion Mine Finance.

2. Representations and Warranties. Each of Orion Mine Finance GP and Orion Mine Finance (each, a “Joined Entity” and, together, the “Joined Entities”), severally and not jointly, represents and warrants as of the date hereof to Rigel, Newco and the Target Companies (solely with respect to itself, and not with respect to any other Sponsor) as follows:

(a) Organization; Due Authorization. Such Joined Entity is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution and delivery of this Joinder and the performance of the Sponsor Support Agreement and the consummation of the transactions contemplated thereby are within such Joined Entity’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Joined Entity. This Joinder has been duly executed and delivered by such Joined Entity and, assuming due authorization, execution and delivery by the other parties to the Sponsor Support Agreement, the Sponsor Support Agreement constitutes a legally valid and binding obligation of such Joined Entity, enforceable against such Joined Entity in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Joinder is being executed in a representative or fiduciary capacity, the Person signing this Joinder has full power and authority to enter into this Joinder on behalf of the applicable Joined Entity.

(b) Ownership. Such Joined Entity is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Joined Entity’s Rigel Class B Shares and Rigel Warrants, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Rigel Class B Shares or Rigel Warrants (other than transfer restrictions under the Securities Act)) affecting any such Rigel Class B Shares or Rigel Warrants, other than Liens pursuant to (i) the Sponsor Support Agreement, (ii) the Rigel Organizational Documents, (iii) the Business Combination Agreement or (iv) any applicable securities Laws. Such Joined Entity’s Rigel Class B Shares and Rigel Warrants are the only equity securities in Rigel owned of record or beneficially by such Joined Entity on the date hereof, and none of such Joined Entity’s Rigel Class B Shares or Rigel Warrants are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Rigel Class B Shares or Rigel Warrants, except as provided under the Sponsor Support Agreement and under the Voting Letter Agreement. Other than the Rigel Warrants and Indebtedness or debt securities of Rigel that are convertible into or exchangeable or exercisable for Rigel Private Warrants, such Joined Entity does not hold or own any rights to acquire (directly or indirectly) any equity or debt securities or other Indebtedness of Rigel or any equity or debt securities or other Indebtedness convertible into, or which can be exchanged for, equity securities of Rigel.

(c) No Conflicts. The execution and delivery of this Joinder by such Joined Entity does not, and the performance by such Joined Entity of its obligations hereunder will not (i) conflict with or result in a violation of the organizational documents of such Joined Entity or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Joined Entity or such Joined Entity’s Rigel Class B Shares or Rigel Warrants), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Joined Entity of its obligations under the Sponsor Support Agreement.

(d) Litigation. There are no Actions pending against such Joined Entity, or to the knowledge of such Joined Entity threatened against such Joined Entity, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Joined Entity of its obligations under the Sponsor Support Agreement.

(e) Brokerage Fees. Except as described on Section 7.07 of the Rigel Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement based upon arrangements made by such Joined Entity, for which Rigel or any of its Affiliates may become liable.

3. Miscellaneous. The provisions of Sections 3.2 (Governing Law); 3.3 (Consent to Jurisdiction and Service of Process; Waiver of Jury Trial); 3.5 (Specific Enforcement); 3.7 (Severability); 3.8 (Notices); and 3.11 (Counterparts) of the Sponsor Support Agreement are hereby incorporated into this Joinder by reference, and shall apply hereto as though set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have entered into this Joinder or have caused this Joinder to be executed as of the date first written above by their respective officers thereunto duly authorized.

RIGEL RESOURCE ACQUISITION HOLDING, LLC

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

[Signature page to Joinder to Sponsor Support Agreement]

RIGEL RESOURCE ACQUISITION CORP

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

[Signature page to Joinder to Sponsor Support Agreement]

BLYVOOR GOLD RESOURCES PROPRIETARY LIMITED

By:	/s/ Alan Smith
	Name:	Alan Smith
	Title:	Director

[Signature page to Joinder to Sponsor Support Agreement]

BLYVOOR GOLD OPERATIONS PROPRIETARY LIMITED

By:	/s/ Alan Smith
	Name:	Alan Smith
	Title:	Director

[Signature page to Joinder to Sponsor Support Agreement]

ORION MINE FINANCE GP III LP

By:	/s/ Rick Gashler
	Name:	Rick Gashler
	Title:	Authorized Officer of the GP, Orion Mine Finance GP III LLC

[Signature page to Joinder to Sponsor Support Agreement]

ORION MINE FINANCE FUND III LP

By:	/s/ Rick Gashler
	Name:	Rick Gashler
	Title:	Authorized Officer of Orion Mine Finance GP III LLC, GP of Orion Mine Finance GP III LP, GP of Orion Mine Finance Fund III LP

[Signature page to Joinder to Sponsor Support Agreement]

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